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                                                                 Exhibit (a)(13)


                                     FORM OF
                                AMENDMENT NO. 12
                                     TO THE
                              DECLARATION OF TRUST
                                       OF
                               GOLDMAN SACHS TRUST



         This AMENDMENT NO. 12 dated the __th day _______, 1999 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

                  WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

                  WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

                  WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

         The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 52 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio, Institutional Liquid Assets- - Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio,
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         Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman
         Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:            Goldman Sachs Adjustable Rate Government Fund,
                           Goldman Sachs Global Income Fund, Goldman Sachs
                           Government Income Fund, Goldman Sachs Municipal
                           Income Fund, Goldman Sachs High Yield Fund, Goldman
                           Sachs Short Duration Government Fund, Goldman Sachs
                           Short Duration Tax-Free Fund, Goldman Sachs Core
                           Fixed Income Fund, Goldman Sachs Balanced Fund,
                           Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs
                           CORE Small Cap Equity Fund, Goldman Sachs CORE
                           International Equity Fund, Goldman Sachs CORE Large
                           Cap Growth Fund, Goldman Sachs Growth and Income
                           Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs
                           Capital Growth Fund, Goldman Sachs Small Cap Value
                           Fund, Goldman Sachs International Equity Fund,
                           Goldman Sachs Emerging Markets Equity Fund, Goldman
                           Sachs Asia Growth Fund, Goldman Sachs Real Estate
                           Securities Fund, Goldman Sachs International Small
                           Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman
                           Sachs European Equity Fund, Goldman Sachs CORE Large
                           Cap Value Fund, Goldman Sachs Strategic Growth Fund,
                           Goldman Sachs Growth Opportunities Fund, Goldman
                           Sachs Internet Tollkeeper Fund, Goldman Sachs Large
                           Cap Value Fund, Goldman Sachs Growth Strategy
                           Portfolio, Goldman Sachs Aggressive Growth Strategy
                           Portfolio, Goldman Sachs Balanced Strategy Portfolio,
                           Goldman Sachs Growth and Income Strategy Portfolio,
                           Goldman Sachs Conservative Strategy Portfolio.

Class B Shares             Goldman Sachs Global Income Fund, Goldman Sachs
                           Government Income Fund, Goldman Sachs Municipal
                           Income Fund, Goldman Sachs High Yield Fund, Goldman
                           Sachs Short Duration Government Fund, Goldman Sachs
                           Short Duration Tax-Free Fund, Goldman Sachs Core
                           Fixed Income Fund, Goldman Sachs Balanced Fund,
                           Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs
                           CORE Small Cap Equity Fund, Goldman Sachs CORE
                           International Equity Fund, Goldman Sachs CORE Large
                           Cap Growth Fund, Goldman Sachs Growth and Income
                           Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs
                           Capital Growth Fund, Goldman Sachs Small Cap Value
                           Fund, Goldman Sachs International Equity Fund,
                           Goldman Sachs Emerging Markets Equity Fund, Goldman
                           Sachs Asia Growth Fund, Goldman Sachs International
                           Small Cap Fund, Goldman Sachs Japanese Equity Fund,
                           Goldman Sachs CORE Large Cap Value Fund, Goldman
                           Sachs Growth Opportunities Fund, Goldman Sachs
                           Strategic Growth Fund, Goldman Sachs Internet
                           Tollkeeper Fund, Goldman Sachs Large Cap Value Fund,
                           Institutional Liquid Assets Prime Obligations
                           Portfolio, Goldman Sachs Real Estate Securities Fund,
                           Goldman Sachs European Equity Fund, Goldman Sachs
                           Growth Strategy Portfolio, Goldman Sachs Aggressive
                           Growth Strategy Portfolio, Goldman Sachs Balanced
                           Strategy Portfolio, Goldman Sachs Growth and Income
                           Strategy Portfolio, Goldman Sachs Conservative
                           Strategy Portfolio.

Class C Shares             Goldman Sachs Global Income Fund, Goldman Sachs
                           Government Income Fund, Goldman Sachs Municipal
                           Income Fund, Goldman Sachs High Yield Fund, Goldman
                           Sachs Short Duration Government Fund, Goldman Sachs
                           Short Duration Tax-Free Fund, Goldman Sachs Core
                           Fixed Income Fund, Goldman Sachs Balanced Fund,
                           Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs
                           CORE Small Cap Equity Fund, Goldman Sachs CORE
                           International Equity Fund, Goldman Sachs CORE Large
                           Cap Growth Fund, Goldman Sachs
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                           Growth and Income Fund, Goldman Sachs Mid Cap Value
                           Fund, Goldman Sachs Capital Growth Fund, Goldman
                           Sachs Small Cap Value Fund, Goldman Sachs
                           International Equity Fund, Goldman Sachs Emerging
                           Markets Equity Fund, Goldman Sachs Asia Growth Fund,
                           Goldman Sachs International Small Cap Fund, Goldman
                           Sachs Japanese Equity Fund, Institutional Liquid
                           Assets Prime Obligations Portfolio, Goldman Sachs
                           Real Estate Securities Fund, Goldman Sachs European
                           Equity Fund, Goldman Sachs CORE Large Cap Value Fund,
                           Goldman Sachs Strategic Growth Fund, Goldman Sachs
                           Growth Opportunities Fund, Goldman Sachs Internet
                           Tollkeeper Fund, Goldman Sachs Large Cap Value Fund,
                           Goldman Sachs Growth Strategy Portfolio, Goldman
                           Sachs Aggressive Growth Strategy Portfolio, Goldman
                           Sachs Balanced Strategy Portfolio, Goldman Sachs
                           Growth and Income Strategy Portfolio, Goldman Sachs
                           Conservative Strategy Portfolio.

Institutional Shares:      Goldman Sachs Adjustable Rate Government Fund,
                           Goldman Sachs Short Duration Government Fund, Goldman
                           Sachs Short Duration Tax-Free Fund, Goldman Sachs
                           Government Income Fund, Goldman Sachs Municipal
                           Income Fund, Goldman Sachs Core Fixed Income Fund,
                           Goldman Sachs Global Income Fund, Goldman Sachs High
                           Yield Fund, Goldman Sachs Balanced Fund, Goldman
                           Sachs Small Cap Value Fund, Goldman Sachs Capital
                           Growth Fund, Goldman Sachs CORE Large Cap Growth
                           Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman
                           Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE
                           International Equity Fund, Goldman Sachs Growth and
                           Income Fund, Goldman Sachs Mid Cap Value Fund,
                           Goldman Sachs International Equity Fund, Goldman
                           Sachs Emerging Markets Equity Fund, Goldman Sachs
                           Asia Growth Fund, Goldman Sachs International Small
                           Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman
                           Sachs Real Estate Securities Fund, Goldman Sachs
                           European Equity Fund, Goldman Sachs CORE Large Cap
                           Value Fund, Goldman Sachs Growth Opportunities Fund,
                           Goldman Sachs Strategic Growth Fund, Goldman Sachs
                           Internet Tollkeeper Fund, Goldman Sachs Large Cap
                           Value Fund, Goldman Sachs-Financial Square Prime
                           Obligations Fund, Goldman Sachs-Financial Square
                           Government Fund, Goldman Sachs-Financial Square
                           Treasury Obligations Fund, Goldman Sachs-Financial
                           Square Money Market Fund, Goldman Sachs-Financial
                           Square Premium Money Market Fund, Goldman
                           Sachs-Financial Square Municipal Money Market Fund,
                           Goldman Sachs-Financial Square Tax-Free Money Market
                           Fund, Goldman Sachs-Financial Square Federal Fund,
                           Goldman Sachs-Financial Square Treasury Instruments
                           Fund, Institutional Liquid Assets-Prime Obligations
                           Portfolio, Institutional Liquid Assets-Government
                           Portfolio, Institutional Liquid Assets-Treasury
                           Obligations Portfolio, Institutional Liquid
                           Assets-Money Market Portfolio, Institutional Liquid
                           Assets-Federal Portfolio, Institutional Liquid
                           Assets-Treasury Instruments Portfolio, Institutional
                           Liquid Assets-Tax-Exempt Diversified Portfolio,
                           Institutional Liquid Assets-Tax-Exempt New York
                           Portfolio, Institutional Liquid Assets-Tax-Exempt
                           California Portfolio, Goldman Sachs Growth Strategy
                           Portfolio, Goldman Sachs Aggressive Growth Strategy
                           Portfolio, Goldman Sachs Balanced Strategy Portfolio,
                           Goldman Sachs Growth and Income Strategy Portfolio,
                           Goldman Sachs Conservative Strategy Portfolio.

Service Shares:            Goldman Sachs Adjustable Rate Government Fund,
                           Goldman Sachs Short Duration Government Fund, Goldman
                           Sachs Short Duration Tax-Free Fund, Goldman Sachs
                           Government Income Fund, Goldman Sachs Municipal
                           Income Fund, Goldman Sachs Core Fixed Income Fund,
                           Goldman Sachs Global Income Fund, Goldman Sachs High
                           Yield Fund, Goldman Sachs Balanced Fund, Goldman
                           Sachs Small Cap Value Fund, Goldman Sachs Capital
                           Growth Fund, Goldman Sachs CORE U.S. Equity Fund,
                           Goldman Sachs CORE Large Cap Growth Fund, Goldman
                           Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE
                           International Equity Fund, Goldman Sachs Growth and
                           Income Fund, Goldman Sachs Mid Cap Value Fund,
                           Goldman Sachs International Equity Fund, Goldman
                           Sachs Emerging Markets Equity Fund, Goldman Sachs
                           Asia Growth Fund, Goldman Sachs International Small
                           Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman
                           Sachs Real Estate Securities Fund, Goldman Sachs
                           European Equity Fund, Goldman Sachs CORE
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                           Large Cap Value Fund, Goldman Sachs Strategic Growth
                           Fund, Goldman Sachs Growth Opportunities Fund,
                           Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs
                           Large Cap Value Fund, Goldman Sachs-Financial Square
                           Prime Obligations Fund, Goldman Sachs-Financial
                           Square Government Fund, Goldman Sachs-Financial
                           Square Treasury Obligations Fund, Goldman
                           Sachs-Financial Square Money Market Fund, Goldman
                           Sachs-Financial Square Premium Money Market Fund,
                           Goldman Sachs-Financial Square Municipal Money Market
                           Fund, Goldman Sachs-Financial Square Tax-Free Money
                           Market Fund, Goldman Sachs-Financial Square Federal
                           Fund, Goldman Sachs-Financial Square Treasury
                           Instruments Fund, Institutional Liquid Assets-Prime
                           Obligations Portfolio, Institutional Liquid
                           Assets-Government Portfolio, Institutional Liquid
                           Assets- Treasury Obligations Portfolio, Institutional
                           Liquid Assets-Money Market Portfolio, Institutional
                           Liquid Assets-Federal Portfolio, Institutional Liquid
                           Assets-Treasury Instruments Portfolio, Institutional
                           Liquid Assets-Tax-Exempt Diversified Portfolio,
                           Institutional Liquid Assets-Tax-Exempt New York
                           Portfolio, Institutional Liquid Assets-Tax-Exempt
                           California Portfolio, Goldman Sachs Growth Strategy
                           Portfolio, Goldman Sachs Aggressive Growth Strategy
                           Portfolio, Goldman Sachs Balanced Strategy Portfolio,
                           Goldman Sachs Growth and Income Strategy Portfolio,
                           Goldman Sachs Conservative Strategy Portfolio.

Administration Shares:     Goldman Sachs-Financial Square Prime Obligations
                           Fund, Goldman Sachs-Financial Square Government Fund,
                           Goldman Sachs-Financial Square Treasury Obligations
                           Fund, Goldman Sachs-Financial Square Money Market
                           Fund, Goldman Sachs-Financial Square Premium Money
                           Market Fund, Goldman Sachs-Financial Square Municipal
                           Money Market Fund, Goldman Sachs-Financial Square
                           Tax-Free Money Market Fund, Goldman Sachs-Financial
                           Square Federal Fund, Goldman Sachs-Financial Square
                           Treasury Instruments Fund, Institutional Liquid
                           Assets-Prime Obligations Portfolio, Institutional
                           Liquid Assets-Government Portfolio, Institutional
                           Liquid Assets-Treasury Obligations Portfolio,
                           Institutional Liquid Assets-Money Market Portfolio,
                           Institutional Liquid Assets-Federal Portfolio,
                           Institutional Liquid Assets-Treasury Instruments
                           Portfolio, Institutional Liquid Assets-Tax-Exempt
                           Diversified Portfolio, Institutional Liquid
                           Assets-Tax- Exempt New York Portfolio and
                           Institutional Liquid Assets-Tax-Exempt California
                           Portfolio.

Preferred
Administration Shares:     Goldman Sachs-Financial Square Prime Obligations
                           Fund, Goldman Sachs-Financial Square Government Fund,
                           Goldman Sachs-Financial Square Treasury Obligations
                           Fund, Goldman Sachs-Financial Square Money Market
                           Fund, Goldman Sachs-Financial Square Premium Money
                           Market Fund, Goldman Sachs-Financial Square Municipal
                           Money Market Fund, Goldman Sachs-Financial Square
                           Tax-Free Money Market Fund, Goldman Sachs-Financial
                           Square Federal Fund and Goldman Sachs-Financial
                           Square Treasury Instruments Fund.

Cash Management
Shares: Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio.


         All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.

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                                    Ashok N. Bakhru,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    David B. Ford,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    Douglas Grip,
                                    as Trustee and not individually



                                    ----------------------------------------
                                    John P. McNulty,
                                    as Trustee and not individually,



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                                    Mary P. McPherson
                                    as Trustee and not individually,



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                                    Alan A. Shuch
                                    as Trustee and not individually,




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                                    Jackson W. Smart, Jr.
                                    as Trustee and not individually,




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                                    William H. Springer
                                    as Trustee and not individually,



                                    ----------------------------------------
                                    Richard P. Strubel
                                    as Trustee and not individually,